Exhibit 10.24.1

EXECUTION VERSION

SECURITY AGREEMENT JOINDER (this “Joinder”) dated as of April 11, 2014 to the Security Agreement dated as of August 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among Fortegra Financial Corporation, a Delaware corporation (“Fortegra”), LOTS Intermediate Co., a Delaware corporation (together with Fortegra, the “Borrowers”) and certain subsidiaries of the Borrowers signatory thereto (together with the Borrowers, the “Grantors”), in favor of Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS reference is made to the Credit Agreement dated as of August 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (capitalized terms used but not defined herein having the meanings assigned to them in the Credit Agreement or the Security Agreement, as applicable); and
WHEREAS the undersigned Subsidiary (the “New Subsidiary”) wishes to assume the same status as a Grantor under the Security Agreement in order to induce the Lenders to make additional Extensions of Credit under the Credit Agreement;
NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1. The New Subsidiary agrees to become, and to undertake all the obligations of, a Grantor under the Security Agreement, as though originally named a Grantor therein, with effect as of the date set forth above, and agrees to be bound by the same agreements made by the other Grantors under the Security Agreement commencing as of such date. In furtherance of the foregoing:
(a) As security for the prompt and complete payment and performance when due of all of the Obligations, the New Subsidiary does hereby pledge, assign, hypothecate, set over and convey unto the Administrative Agent for the benefit of the Secured Creditors, and does hereby grant to the Administrative Agent for the benefit of the Secured Creditors, a first priority continuing security interest in all of the right, title and interest of the New Subsidiary in, to and under all of the Collateral (and all rights therein) whether now existing or hereafter from time to time acquired.
(b) The New Subsidiary hereby makes each of the representations and warranties set forth in the Security Agreement, and attached hereto as Schedules I-VII are schedules that correctly set forth the information described in Section 3(g)-(m) of the Security Agreement (reflecting information only for the New Subsidiary and not the other Grantors);
(c) The New Subsidiary agrees to undertake each of the covenants and further assurances set forth in the Security Agreement, including the insurance, reporting and recordkeeping obligations in Section 5 of the Security Agreement.
(d) The New Subsidiary hereby irrevocably appoints the Administrative Agent its true and lawful attorney-in-fact, with full power of substitution, in the name of such New Subsidiary, the Administrative Agent or otherwise, for the sole use and benefit of the Administrative Agent on its behalf and on behalf of the Secured Creditors, but at the New Subsidiary’s expense, for the purposes of, and as limited by, Section 6 of the Security Agreement.
SECTION 2. In consideration for the undertakings of the New Subsidiary hereunder, the Administrative Agent agrees, on behalf of the Secured Creditors, that the New Subsidiary shall have all the rights, benefits and protections of a Grantor under the Security Agreement, as though originally named a Grantor therein.
SECTION 3. This Joinder shall be a “Loan Document” and a “Security Document” for purposes of the other Loan Documents.
SECTION 4. This Joinder may be amended only in a writing signed by the parties hereto; provided that the Security Agreement and the other Loan Documents may be amended, restated, supplemented or otherwise modified by the methods separately set forth therein. The New Subsidiary acknowledges that any such amendment, restatement, supplement or modification of a separate Loan Document may (a) not require the consent of such New Subsidiary, and (b) nevertheless have the effect of modifying the rights and obligations of such New Subsidiary under this Joinder by way of cross-reference to such underlying document, and the New Subsidiary hereby expressly consents thereto.
SECTION 5. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Creditors that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 6. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Administrative Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of the New Subsidiary and the Administrative Agent. Delivery of an executed counterpart of a signature page to this Joinder by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Joinder.
SECTION 7. THIS JOINDER AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid,

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illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 9. All communications and notices hereunder shall (except as otherwise expressly permitted by the Security Agreement) be in writing and given as provided in Section 11.1 of the Credit Agreement; provided that notices and communications to the New Subsidiary shall be directed to the New Subsidiary at the address of the Borrower set forth in Section 11.1 of the Credit Agreement.
SECTION 10. The New Subsidiary agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Joinder, including the fees, other charges and disbursements of counsel for the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has duly executed this Security Agreement Joinder as of the day and year first above written.

SOUTH BAY FINANCIAL SERVICES, LLC
By: _______________________________

Name: Christopher D. Romaine
Title: Secretary

Signature Page to Security Agreement Joinder

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:

Name: Charles N. Kauffman
Title: Senior Vice President

Signature Page to Security Agreement Joinder

SCHEDULE I
Legal Name; Jurisdiction of Organization; Organizational Identification Number

Legal Name of Grantor	State of Organization	Organizational Number
South Bay Financial Services, LLC	Delaware	5360381

SCHEDULE II
Prior Names; Trade Names

Grantor	Names and Trade Names Used in Last 5 Years	Names of all Persons Merged into or Acquired by Grantor in Last 5 Years
South Bay Financial Services, LLC	None	None

SCHEDULE III
Locations

(i)	Chief Executive Office

Grantor	Address
South Bay Financial Services, LLC	10151 Deerwood Park Boulevard Building 100, Suite 330 Jacksonville, FL 32256

(ii)	Locations of Books or Records Relating to Collateral

Grantor	Address
South Bay Financial Services, LLC	10151 Deerwood Park Boulevard Building 100, Suite 330 Jacksonville, FL 32256

(iii)	Location of Tangible Assets

Grantor	Address
South Bay Financial Services, LLC	10151 Deerwood Park Boulevard Building 100, Suite 330 Jacksonville, FL 32256

(iv)	Third Parties in Possession of Inventory or Equipment
None.

(v)	Mailing Address (if different from chief executive office)
None.

SCHEDULE IV
Deposit Accounts and Investment Accounts

Grantor	Financial Institution	Address of Financial Institution	Account Number
South Bay Financial Services, LLC	Wells Fargo Bank	1 Independent Drive, Jacksonville, FL 32202

SCHEDULE V
Letters of Credit
None.

SCHEDULE VI
Commercial Tort Claims
None.

SCHEDULE VII
Intellectual Property
PATENTS OWNED BY EACH GRANTOR

Patents

None.

Patent Applications

None.

TRADEMARK/TRADE NAMES OWNED BY EACH GRANTOR

Trademark Registrations

None.

Trademarks Applications

None.

COPYRIGHTS OWNED BY EACH GRANTOR

Copyrights

None.

Copyright Applications

None.